Exhibit 10.10
                          FOURTH AMENDMENT AND CONSENT
                         TO LOAN AND SECURITY AGREEMENT


     FOURTH AMENDMENT AND CONSENT, dated as of May 5, 1998 (this "Amendment"), to the Loan and Security Agreement referred to below by and among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), PAR PHARMACEUTICAL, INC., a New Jersey corporation ("Borrower"), PHARMACEUTICAL RESOURCES, INC., a New Jersey corporation ("Parent"), NUTRICEUTICAL RESOURCES, INC., a New York corporation ("NRI"), and PARCARE, LTD., a New York corporation ("ParCare"). Parent, NRI and ParCare are hereinafter referred to as "Guarantors".

                               W I T N E S S E T H

     WHEREAS, Lender, Borrower and Guarantors are parties to that certain Loan and Security Agreement, dated as of December 15, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan Agreement");

     WHEREAS, Lender, Borrower and Guarantors have agreed to amend the Loan Agreement in the manner, and on the terms and conditions, provided for herein; and

     WHEREAS, Lender has agreed to consent to certain actions by Borrower and Parent under the Loan Agreement in the manner, and on the terms and conditions, provided for herein.

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     2. Amendment to Section 5(d) of the Loan Agreement. Section 5(d) of the Loan Agreement is hereby amended and restated in its entirety as of the Amendment Effective Date (as hereinafter defined) to read as follows:

          "(d) enter into any lending, borrowing or other commercial transaction with any of its employees, directors, Affiliates or any other Credit Party (including upstreaming and downstreaming of cash and intercompany advances, and payments by a Credit Party on behalf of another Credit Party which are not otherwise permitted hereunder) other than (i) loans to employees in the ordinary course of business in an aggregate outstanding amount not exceeding $50,000, (ii) those transactions contemplated under the Merck Equity Documents and (iii) indebtedness consisting of intercompany loans made by Borrower to
          Parent provided that (A) Borrower and Parent shall record all intercompany transactions on their books and records in a manner satisfactory to Lender, (B) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan, and (C) the aggregate amount of all such intercompany loans made by Borrower to Parent shall not exceed (together with any dividends under Section 5(l)(iv) below) $1,200,000 in any Fiscal Year;"

     3. Amendment to Section 5(i) of the Loan Agreement. Section 5(i) of the Loan Agreement is hereby amended and restated in its entirety as of the Amendment Effective Date to read as follows:

          "(i) sell, transfer, convey, assign or otherwise dispose of any of its assets or properties, including its Accounts, or issue any shares of its Stock; provided, that the foregoing shall not prohibit (i) the sale of Inventory or obsolete or unnecessary Equipment or real estate in the ordinary course of its business, (ii) the sale by Parent of its Common Stock at Fair Market Value for cash consideration so long as the proceeds thereof are applied to prepayment of Revolving Credit Advances pursuant to
          Section 1.2(c), (iii) issuance by Parent of shares of its Common Stock upon exercise of the Warrants, (iv) issuance by Parent to its employees of options to purchase its Common Stock pursuant to the Stock Option Plans and issuance of Common Stock upon exercise of such options,
          (v) issuance by Parent to members of its Board of Directors of options to purchase its Common Stock pursuant to the 1997 Directors Stock Option Plan, adopted by the Board of Directors of Parent on October 28, 1997, and issuance of Common Stock upon exercise of such options, and (vi) issuance by Parent to employees of Genpharm Inc. of options to purchase up to an aggregate of 120,000 shares of its Common Stock pursuant to a stock option plan to be adopted by the Board of Directors of Parent and issuance of Common Stock upon exercise of such options."

     4. Amendment to Schedule A to the Loan Agreement. Schedule A to the Loan Agreement is hereby amended as of the Amendment Effective Date as follows:

     (a) The definition of "Merck Equity Documents" is hereby amended and restated in its entirety to read as follows:

                    '"Merck Equity Documents" shall mean, collectively, the Merck Stock Purchase Agreement, the Clal Letter Agreement, the Merck Services Agreements, the Merck Distribution Agreement, the Merck Option Agreements and the Merck Registration Rights Agreement."

     (b) The definition of "Merck Stock Purchase Agreement" is hereby amended and restated in its entirety to read as follows:

                    '"Merck Stock Purchase Agreement" shall mean that certain Stock Purchase Agreement, dated March 25, 1998, between Parent and Lipha Americas, Inc."

     (c) The definition of "Overadvance Limit" is hereby amended and restated in its entirety to read as follows:

                     '"Overadvance  Limit"  shall mean for each period
            the amount set forth below for such period:

                     Period                      Overadvance Limit
                     ------                      -----------------

            2/17/98 through 4/1/98                  $2,000,000
            4/1/98 through 6/19/98                  $2,500,000
            6/20/98 and thereafter                  $        0"

     (d) The following new definitions shall be inserted in the proper alphabetical order:

                '"Clal Letter Agreement" shall mean that certain letter agreement, dated March 25, 1998, among Parent, Merck and Clal Pharmaceutical Industries Ltd.

                 "Merck Distribution Agreement" shall mean that certain Agreement, dated as of March 25, 1998, between Parent and Genpharm Inc."

                 '"Merck    Option    Agreements"    shall   mean,
          collectively, that certain (i) Stock Option Agreement to be entered into between Parent and Merck, and (ii) Stock Option Agreement to be entered into between Parent and Genpharm Inc., each in the form attached to the Merck Stock Purchase Agreement."

                 '"Merck Registration Rights Agreement" shall mean that certain Registration Rights Agreement to be entered into among Parent, Merck, Genpharm Inc. and Lipha Americas, Inc. in the form attached to the Merck Stock Purchase Agreement."

                  '"Merck   Services    Agreements"   shall   mean,
          collectively, that certain (i) Services Agreement to be entered into between Parent and Merck and (ii) Services Agreement to be entered into between Parent and Genpharm, each substantially in the form attached to the Merck Stock Purchase Agreement."

     5. Consent. (a) Lender hereby consents to the amendment by Borrower and Parent of that certain Amended and Restated Distribution Agreement, dated as of July 28, 1997, as amended, supplemented or otherwise modified from time to time, among SANO Corporation ("SANO"), Borrower and Parent, in the manner, and on the terms and conditions set forth in, that certain letter agreement, dated March 31, 1998, among SANO, Borrower and Parent, a copy of which is attached hereto as Exhibit A.

     (b) Lender hereby acknowledges that the form and substance of the Merck Equity Documents are satisfactory to Lender and further consents, under all provisions of the Loan Agreement, to the execution and delivery thereof by Parent and the consummation of the transactions contemplated therein; provided, that all proceeds received by Parent under the Merck Equity Documents shall be immediately contributed to the capital of Borrower and immediately applied by Borrower to prepayment of Revolving Credit Advances pursuant to Section 1.2(c) of the Loan Agreement. To the extent any proceeds remain after such prepayment, Borrower shall immediately invest such proceeds solely in a "Permitted Investment" until such time as any of the Credit Parties shall use such proceeds for such uses as shall not be prohibited by the Loan Agreement. The parties agree that such an investment and such uses shall not constitute a violation of the Loan Agreement. For purposes of this Amendment, "Permitted Investment" shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing no more than one year from the date of creation thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) certificates of deposit, maturing no more than one year from the date of creation thereof, issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior secured rating of "A" or better by a nationally recognize rating Agency (an "A Rated Bank"), and (iv) time deposits, maturing no more than 30 days from the date of creation thereof, with A Rated Banks. Notwithstanding anything to the contrary contained in this Section 4(b), (A) Lender hereby reserves its right under
Section 3.25 of the Loan Agreement to perfect its Lien in the above-mentioned proceeds and Permitted Investments and (B) Parent shall not amend, supplement or otherwise modify the Merck Equity Documents after the date hereof, except for those amendments, supplements or modifications (1) of the Merck Equity Documents which do not materially and adversely affect Lender and the Credit Parties and
(2) of the Merck Distribution Agreement which are made in the ordinary course of business. Parent shall promptly deliver to Lender all documents relating to such amendments, supplements or modifications.

     (c) Lender hereby consents to the proposed amendment to Article IV of Parent's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 to 90,000,000 shares, and the amendment to Section 6 of Article III of Parent's By-Laws, each of which shall be in the respective form set forth on Exhibit B hereto.

     (d) Lender hereby consents to the cancellation by Parent of indebtedness in the original principal amount of $343,057.38 owing to it by Kenneth I. Sawyer in accordance with the terms of the proposed form of Amended and Restated Promissory Note, to be executed by Kenneth I. Sawyer in favor of Parent, the form of which is attached hereto as Exhibit C.

     6. Representations and Warranties. To induce Lender to enter into this Amendment, each Credit Party hereby represents and warrants that:

               A. The execution, delivery and performance by each Credit Party of this Amendment: (i) are within their respective corporate powers;
          (ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents.

               B. This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

               C. This Amendment constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               D. No Default has occurred and is continuing both before and after giving effect to this Amendment.

               E. No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Loan Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Loan Agreement or any other Loan Document or any action taken under this Amendment, the Loan Agreement or any other Loan Document.

     7. No Other Consents/Waivers. Except as otherwise provided herein, the Loan Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms, and, except as expressly provided herein, this Amendment shall not be deemed a waiver of, or consent under, any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. This Amendment shall constitute notice to Lender, pursuant to Section 3.8(a)(i) and
(iii) of the Loan Agreement, of the transactions contemplated by the Merck Equity Documents.

     8. Outstanding Indebtedness; Waiver of Claims. Each Credit Party hereby acknowledges and agrees that as of April 29, 1998 the aggregate outstanding principal amount of the Revolving Credit Loan is $10,374,430.37 and that such principal amount is payable pursuant to the Loan Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Each Credit Party hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which each Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the date hereof.

     9. Expenses. Borrower hereby reconfirms its obligations pursuant to Section
10.2 of the Loan Agreement to pay and reimburse Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

     10.  Effectiveness.   This  Amendment  shall  become  effective  only  upon
satisfaction in full in the judgment of the Lender of each of the following conditions on or prior to May 8, 1998:

               A. Amendment. Lender shall have received four original copies of this Amendment duly executed and delivered by Lender and each Credit Party.

               B. Representations and Warranties. All representations and warranties of or on behalf of each Credit Party in this Amendment and all the other Loan Documents shall be true and correct in all respects with the same effect as though such representations and warranties had been made on and as of the date hereof and on and as of the date that the other conditions precedent in this Section 10 have been satisfied, except to the extent that any such representation or warranty expressly relates to an earlier date.

     11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     12. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGES FOLLOW)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                     Borrower:

                                     PAR PHARMACEUTICAL, INC.


                                     By:  /s/ Dennis O'Connor
                                        --------------------------------
                                     Name: Dennis O'Connor
                                     Title:  Vice President & Chief Financial
                                             Officer


                                     Lender:

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION


                                     By:  /s/ Martin S. Greenberg
                                        --------------------------------
                                     Name:  Martin S. Greenberg
                                     Its:  Duly Authorized Signatory


                                     Parent:

                                     PHARMACEUTICAL RESOURCES,
                                      INC.


                                     By:  /s/ Dennis O'Connor
                                        --------------------------------
                                     Name: Dennis O'Connor
                                     Title:  Vice President & Chief Financial
                                             Officer





                       (SIGNATURES CONTINUED ON NEXT PAGE)

                                     Subsidiary Guarantors:

                                     NUTRICEUTICAL RESOURCES, INC.


                                     By:  /s/ Dennis O'Connor
                                        --------------------------------
                                        Name: Dennis O'Connor
                                        Title:  Vice President & Chief Financial
                                                  Officer


                                     PARCARE, LTD.


                                     By:  /s/ Dennis O'Connor
                                        --------------------------------
                                        Name: Dennis O'Connor
                                        Title:  Vice President & Chief Financial
                                                    Officer